                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      EchoStar Communications Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:
          N/A
        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:
          N/A
        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          N/A
        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:
          N/A
        -----------------------------------------------------------------------

   (5)  Total fee paid:
          N/A
        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
          N/A
        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:
          N/A
        -----------------------------------------------------------------------

   (3)  Filing Party:
          N/A
        -----------------------------------------------------------------------

   (4)  Date Filed:
          N/A
        -----------------------------------------------------------------------

                                  April 7, 2000


DEAR SHAREHOLDER:

         It is a pleasure for me to extend to you an invitation to attend the 2000 Annual Meeting of Shareholders of EchoStar Communications Corporation ("EchoStar" or the "Corporation"). The Annual Meeting will be held on Friday, April 28, 2000, at 11:00 a.m. at EchoStar's headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120.

         The enclosed Notice of Meeting and Proxy Statement describe the proposals to be considered and voted on at the Annual Meeting. During the Annual Meeting, we also will review EchoStar's operations and other items of general interest regarding the Corporation.

         We hope that all shareholders will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting personally, it is important that you be represented. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy card in the enclosed return envelope.

         On behalf of the Board of Directors and Management, I would like to express our appreciation for your support and interest in EchoStar. I look forward to seeing you at the Annual Meeting.




                                            CHARLES W. ERGEN
                                            Chairman and Chief Executive Officer


  5701 South Santa Fe Drive o Littleton, Colorado 80120 o Tel: (303) 723-1000
                              o Fax: (303) 723-1999

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF ECHOSTAR COMMUNICATIONS CORPORATION:

         Please take notice that the Annual Meeting of Shareholders of EchoStar Communications Corporation ("EchoStar" or the "Corporation") will be held on Friday, April 28, 2000, at 11:00 a.m. at EchoStar's headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120, to consider and vote upon:

         1.   The election of five Directors of EchoStar;

         2. A proposal to amend EchoStar's Amended and Restated Articles of Incorporation to change the name of the Corporation to "Dish Network, Inc."

         3. A proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of EchoStar for the fiscal year ending December 31, 2000; and

         4. Any other business that may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 27, 2000 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.


                                         By Order of the Board of Directors



                                         DAVID K. MOSKOWITZ
                                         Senior Vice President, General Counsel,
                                         Corporate Secretary and Director


April 7, 2000



  5701 South Santa Fe Drive o Littleton, Colorado 80120 o Tel: (303) 723-1000
                              o Fax: (303) 723-1999

                                   PRELIMINARY
                                 PROXY STATEMENT
                                       OF
                       ECHOSTAR COMMUNICATIONS CORPORATION

GENERAL

         This Preliminary Proxy Statement is being furnished to the shareholders of EchoStar Communications Corporation ("EchoStar" or the "Corporation") in connection with the 2000 Annual Meeting of Shareholders of EchoStar (the "Annual Meeting") to be held on Friday, April 28, 2000, at 11:00 a.m. at EchoStar's headquarters located at 5701 South Santa Fe Drive, Littleton, Colorado 80120.

         EchoStar's mailing address is 5701 South Santa Fe Drive, Littleton, Colorado 80120. This Proxy Statement and the accompanying proxy are first being sent or given on or about April 7, 2000, to shareholders of record as of the close of business on March 27, 2000 of EchoStar's Class A Common Stock, $0.01 par value ("Class A Shares"), and EchoStar's Class B Common Stock, $0.01 par value ("Class B Shares"), collectively (the "Shares").

         The accompanying proxy is being solicited by EchoStar's Board of Directors. It may be revoked by written notice given to the Corporate Secretary at any time before being voted. The proxy card, which is attached to this form, if properly executed, duly sent to EchoStar and not revoked will be voted for the proposals described in this Proxy Statement, in accordance with the instructions set forth in the proxy card. The Board of Directors is not aware of any matters proposed to be presented at the Annual Meeting other than the election of Directors of the Corporation, the approval of the amendment to EchoStar's Amended and Restated Articles of Incorporation (the "Articles"), and the ratification of the appointment of Arthur Andersen LLP as EchoStar's independent accountants for the fiscal year ending December 31, 2000. If any other proposal is properly presented, the persons named in the accompanying form of proxy will have discretionary authority to vote thereon in accordance with their best judgment. Presence at the Annual Meeting does not of itself revoke the proxy.

SECURITIES ENTITLED TO VOTE

         Shareholders of record on March 27, 2000 are entitled to notice of the Annual Meeting and to vote their Shares at the Annual Meeting. On that date, 229,898,686 Class A Shares and 238,435,208 Class B Shares were issued and outstanding. Each of the Class A Shares is entitled to one vote per share on each proposal to be considered by shareholders. Each of the Class B Shares is entitled to ten votes per share on each proposal to be considered by shareholders.

VOTE REQUIRED

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all classes of EchoStar's voting stock taken together shall constitute a quorum for the transaction of business at the Annual Meeting.

         The affirmative vote of a plurality of the total votes cast is necessary to elect a Director. No cumulative voting is permitted. The affirmative vote of a majority of the voting power of EchoStar entitled to vote is required to approve the proposal to amend the Articles. The affirmative vote of the majority of the total votes cast at the Annual Meeting is required to approve the proposal to ratify the appointment of Arthur Andersen LLP as EchoStar's independent accountants for the fiscal year ending December 31, 2000.

         The total number of votes cast "for" will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve each proposal. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes against the proposals, but will not affect the election of Directors. Broker non-votes will not be considered as votes "for" or "against" the proposals, and will therefore not be considered in determining the election of Directors or whether the proposal to ratify the appointment of Arthur Andersen LLP has passed, but will have the same effect as votes against the proposal to amend the Articles.

         Through his ownership of Class B Shares, Charles W. Ergen, the Chairman, Chief Executive Officer and President of EchoStar, possesses more than 91.1% of the total voting power of the Corporation. Mr. Ergen has stated that he will vote in favor of each proposal to be considered at the Annual Meeting and for the election of each of the nominee Directors. Accordingly, approval of the proposals and the election of each of the Directors is assured notwithstanding a negative vote by any or all shareholders other than Mr. Ergen.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

         At the Annual Meeting, EchoStar's shareholders will elect five Directors, in each case to hold office until the next annual meeting of shareholders of EchoStar or until their respective successors shall be duly elected and qualified. The affirmative vote of a plurality of the total votes cast is necessary to elect a Director. Each nominee has consented to his nomination and has advised EchoStar that he intends to serve the entire term, if elected.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED HEREIN (ITEM NO. 1 ON THE ENCLOSED PROXY CARD).

         The nominees for Director of EchoStar are as follows:

NAME                             AGE       FIRST BECAME DIRECTOR               POSITION WITH THE CORPORATION
----------------------------    -------    --------------------------    ------------------------------------------
Charles W. Ergen                  47                 1980                Chairman of the Board of Directors and
                                                                            Chief Executive Officer
James DeFranco                    47                 1980                Director and Executive Vice President
David K. Moskowitz                41                 1998                Director, Senior Vice President, General
                                                                            Counsel and Secretary
Raymond L. Friedlob               55                 1995                Director
O. Nolan Daines                   40                 1998                Director

         The following sets forth the business experience of each of the nominees over the last five years:

         Charles W. Ergen. Mr. Ergen has been Chairman of the Board of Directors and Chief Executive Officer of EchoStar since its formation and, during the past five years, has held various executive officer and director positions with EchoStar's subsidiaries. Mr. Ergen, along with his spouse and James DeFranco, was a co-founder of EchoStar in 1980.

         James DeFranco. Mr. DeFranco, currently the Executive Vice President of EchoStar, has been a Vice President and a Director of EchoStar since its formation and, during the past five years, has held various executive officer and director positions with EchoStar's subsidiaries. Mr. DeFranco, along with Mr. Ergen and Mr. Ergen's spouse, was a co-founder of EchoStar in 1980.

         David K. Moskowitz. Mr. Moskowitz is the Senior Vice President, Secretary and General Counsel of EchoStar. Mr. Moskowitz joined EchoStar in March 1990 and is responsible for all legal and regulatory affairs and certain business functions for EchoStar and its subsidiaries. Mr. Moskowitz was appointed to EchoStar's Board of Directors in March 1998. During the past five years, Mr. Moskowitz also has held various executive officer and director positions with EchoStar's subsidiaries.

         Raymond L. Friedlob. Mr. Friedlob has been a Director of EchoStar and a member of its Audit and Executive Compensation Committees since October 1995. Mr. Friedlob has been a member of the law firm of Friedlob Sanderson Raskin Paulson & Tourttillott, LLC since 1995. Prior to 1995, Mr. Friedlob was a partner of Raskin & Friedlob, P.C., where he had practiced since 1970. Mr. Friedlob specializes in federal securities law, corporate law, transportation and taxation.

         O. Nolan Daines. In 1993, Mr. Daines founded DiviCom, Inc. ("DiviCom"). DiviCom is a global provider of standards-based MPEG-2 encoding product systems for digital video broadcasting. DiviCom's product lines include audio/video/data encoding and networking systems, as well as integration consulting and implementation services. Prior to founding DiviCom, Mr. Daines served as Executive Director of Engineering and System Architecture at Compression Labs Inc., where he led the development of digital video products and communications systems. Mr. Daines was appointed to EchoStar's Board of Directors in March 1998.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors currently has an Executive Compensation Committee and an Audit Committee, both of which were established in October 1995. Mr. Friedlob and Mr. Daines were the sole members of both the Audit and Executive Compensation Committees during 1999. The principal functions of the Audit Committee are to: (i) recommend to the Board of Directors the selection of independent public accountants; (ii) review management's plan for engaging EchoStar's independent public accountants during the year to perform non-audit services and consider what effect these services will have on the independence of the accountants; (iii) review the annual financial statements and other financial reports which require approval by the Board of Directors; (iv) review the adequacy of EchoStar's system of internal accounting controls; and (v) review the scope of the independent public accountants' audit plans and the results of the audit. The principal functions of the Executive Compensation Committee are to approve compensation of Executive Officers of EchoStar and to award grants to Executive Officers under EchoStar's 1995 Stock Incentive Plan (the "1995 Incentive Plan") and 1999 Stock Incentive Plan (the "1999 Incentive Plan" and together with the 1995 Incentive Plan, the "Incentive Plans").

         The Board of Directors held 29 meetings during the fiscal year ended December 31, 1999. The Compensation Committee held 15 meetings during 1999 and the Audit Committee held three meetings during 1999. Each Director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period in which he was a Director, and; (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

         Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.

EQUITY SECURITY OWNERSHIP

         On each of July 19, 1999, October 25, 1999 and March 22, 2000, EchoStar completed two-for-one splits of its outstanding Class A and Class B common stock. Accordingly, all share and per share amounts have been restated herein to reflect these stock splits.

         The following table sets forth, to the best knowledge of EchoStar, the beneficial ownership of EchoStar's voting securities as of March 23, 2000 by:
(i) each person known by EchoStar to be the beneficial owner of more than five percent of any class of EchoStar's voting Shares; (ii) each Director of EchoStar; (iii) the five highest compensated persons acting as an Executive Officer of EchoStar (collectively, the "Named Executive Officers"); and (iv) all Directors and Executive Officers as a group. Unless otherwise indicated, each person listed in the following table (alone or with family members) has sole voting and dispositive power over the shares listed opposite such person's name.

                                                                                         NUMBER OF         PERCENTAGE OF
NAME (1)                                                                                  SHARES               CLASS
----------------------------------------------------------------------------------    ----------------    ----------------
CLASS A COMMON STOCK (2):
   Charles W. Ergen (3), (4), (16), (17)............................................    240,876,398             50.9%
   The News Corporation Limited (5).................................................     33,021,168              7.0%
   FMR Corp. (6)....................................................................     22,554,360              4.8%
   Morgan Stanley Dean Witter & Co. (7).............................................     10,716,836              2.3%
   MCI WorldCom, Inc (8)............................................................      8,203,760              1.7%
   James DeFranco (9), (16), (17)...................................................      7,640,412              1.6%
   David K. Moskowitz (10), (16), (17)..............................................        665,874              *
   Michael T. Dugan (11), (16), (17)................................................        525,380              *
   Steven B. Schaver (12), (16), (17)...............................................        218,821              *
   O. Nolan Daines (13), (17).......................................................         48,000              *
   Raymond L. Friedlob (14), (17)...................................................         28,000              *
   All Directors and Executive Officers as a Group (12 persons) (15), (16), (17) ...    250,618,505             53.0%

CLASS B COMMON STOCK:
   Charles W. Ergen.................................................................    238,435,208            100.0%
   All Directors and Executive Officers as a Group (12 persons).....................    238,435,208            100.0%

-------------------

*        Less than 1%.

(1) Except as otherwise noted below, the address of each such person is 5701 Santa Fe Drive, Littleton, Colorado 80120.

(2) The following table sets forth, to the best knowledge of the Corporation, the actual ownership of the Corporation's Class A Common Stock (including options exercisable within 60 Days) as of March 23, 2000 by: (i) each person known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation's voting Shares; (ii) each Director or nominee of the Corporation; (iii) each Named Executive Officers; and (iv) all Directors and Executive Officers as a group:

                                                                     NUMBER OF          PERCENTAGE OF
NAME                                                                   SHARES               CLASS
---------------------------------------------------------------    ---------------     ----------------
CLASS A COMMON STOCK:
   The News Corporation Limited............................           33,021,168             14.1%
   FMR Corp................................................           22,554,360              9.6%
   Morgan Stanley Dean Witter & Co.........................           10,716,836              5.0%
   James DeFranco..........................................            7,640,412              3.3%
   Charles W. Ergen........................................            2,441,190              1.0%
   David K. Moskowitz......................................              665,874              *
   Michael T. Dugan........................................              525,380              *
   Steven B. Schaver.......................................              218,821              *
   O. Nolan Daines.........................................               48,000              *
   Raymond L. Friedlob.....................................               28,000              *
   All Directors and Executive Officers as a Group (12
   persons)................................................           12,183,297              5.2%

(3) Includes: (i) 17,552 Class A Shares held in the 401(k) Employee Savings Plan (the "401(k) Plan"); (ii) the right to acquire 343,856 Class A Shares within 60 days upon the exercise of employee stock options;
         (iii) 238,435,208 Class A Shares issuable upon conversion of Mr. Ergen's Class B Shares, and (iv) 800 Class A Shares held as custodian for his minor children.

(4) The percentage of total voting power held by Mr. Ergen is 91.1%, after giving effect to the exercise of Mr. Ergen's options exercisable within 60 days.

(5) The address of The News Corporation Limited is 1211 Avenue of the Americas, New York, New York 10036.

(6)      The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts
         02109.

(7) The address of Morgan Stanley Dean Witter & Co. is 1585 Broadway, New York, New York 10036.

(8) The address of MCI WorldCom, Inc. is 1800 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

(9) Includes: (i) 17,552 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 618,128 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 6,008 Class A Shares held as custodian for his minor children; and (v) 2,200,000 Class A Shares controlled by Mr. DeFranco as general partner of a partnership.

(10) Includes: (i) 16,736 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 164,536 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 1,328 Class A Shares held as custodian for his minor children; and (iv) 8,184 Class A Shares held as trustee for Mr. Ergen's children.

(11) Includes: (i) 16,744 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 428,296 Class A Shares within 60 days upon the exercise of employee stock options.

(12) Includes: (i) 15,696 Class A Shares held in the 401(k) Plan; and (ii) the right to acquire 202,785 Class A Shares within 60 days upon the exercise of employee stock options.

(13) Includes the right to acquire 48,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(14) Includes the right to acquire 28,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(15) Includes: (i) 97,736 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 2,423,595 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 2,200,000 Class A Shares held in a partnership; (iv) 238,435,208 Class A Shares issuable upon conversion of Class B Shares; and (v) 8,136 Class A Shares held in the name of, or in trust for, minor children and other family members.

(16) Includes 1,559,870 Class A Shares over which Mr. Ergen has voting power as Trustee for EchoStar's 401(k) Employee Savings Plan (the "401(k) Plan"). These shares also are beneficially owned through investment power by each individual 401(k) Plan participant. The Class A Shares individually owned by each of the

         Named Executives through their participation in the 401(k) Plan are included in each respective Named Executive's information above.

(17) Beneficial ownership percentage was calculated assuming exercise or conversion of all Class B Shares, Warrants and employee stock options exercisable within 60 days (collectively, the "Derivative Securities") into Class A Shares by all holders of such Derivative Securities. Assuming exercise or conversion of Derivative Securities by such person, and only by such person, the beneficial ownership of Class A Shares would be as follows: Mr. Ergen, 51.6%; Mr. DeFranco, 3.3%, less than one percent for Mr. Moskowitz, Mr. Dugan, Mr. Schaver, Mr. Daines and Mr. Friedlob, and all Officers and Directors as a group, 52.4%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires EchoStar's Executive Officers, Directors, and any person who directly or indirectly owns more than ten percent of a registered class of EchoStar's equity securities (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Class A Shares and other equity securities of the Corporation. Reporting Persons are required by SEC regulations to furnish EchoStar with copies of all Section 16(a) forms that are filed with the SEC. Based solely on a review of the copies of such forms and amendments, if any, thereto, furnished to EchoStar for the 1999 fiscal year and written representations that no other reports were required, with the exception of amended filings by Mr. Dugan, Mr. Moskowitz and Mr. Schaver, all Reporting Persons made all required filings in a timely manner. Mr. Dugan filed three amended Form 4 reports with the SEC in January 2000 with respect to transactions that occurred in April, June and December 1999. Mr. Moskowitz filed two amended Form 4 reports with the SEC in January 2000 with respect to transactions that occurred in June and August 1999. Mr. Schaver filed one amended Form 4 report with the SEC in February 2000 with respect to a transaction that occurred during December 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION SUMMARY

         Executive Officers are compensated by certain subsidiaries of EchoStar. The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 1999, 1998 and 1997 for the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                                                              AWARDS
                                                                                           ------------
                                                                                            SECURITIES
                                                                                            UNDERLYING
                                                                            OTHER ANNUAL      OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR         SALARY         BONUS     COMPENSATION(1)      (#)       COMPENSATION(2)
------------------------------------------------------------------------------------------------------------------------------
Charles W. Ergen                     1999      $ 250,007      $ 500,000      $      --        520,000      $  26,798
Chairman, Chief Executive            1998        248,082             --             --        240,000         21,510
    Officer and President            1997        190,000             --             --        240,000         13,044

James DeFranco                       1999      $ 196,157      $      --      $      --        680,000      $  18,908
Executive Vice President and         1998        178,860             --             --        240,000         15,995
   Director                          1997        160,000             --             --        240,000         13,094

Michael T. Dugan                     1999      $ 221,154      $      --      $      --        520,000      $  15,303
President, EchoStar                  1998        209,231             --             --        120,000         14,235
    Technologies Corporation         1997        160,000             --             --      1,110,560         13,094

David K. Moskowitz                   1999      $ 194,789      $ 500,000      $      --        520,000      $  15,303
Senior Vice President                1998        187,311        500,000             --        240,000         14,235
   General Counsel and Director      1997        157,692             --             --        240,000         12,918

Steven B. Schaver                    1999      $ 196,932      $      --      $   9,734        680,000      $  15,303
Chief Operating Officer              1998        183,081             --         15,074        312,720         13,765
   and Chief Financial Officer       1997        158,462             --         15,416        475,280         11,984

-------------------

(1) With respect to Mr. Schaver, "Other Annual Compensation" includes housing and car allowances related to his overseas assignments. While each Named Executive Officer enjoys certain other perquisites, such perquisites do not exceed the lesser of $50,000 or 10% of each Officer's salary and bonus.

(2) "All Other Compensation" includes amounts contributed to EchoStar's 401(k) Plan on behalf of the Named Executive Officers. With respect to Messrs. Ergen, DeFranco and Schaver for 1999, "All Other Compensation" also includes payments made in connection with a tax indemnification agreement between EchoStar and these individuals.

         The following table provides information concerning grants of options to purchase Class A Shares made in 1999 to the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF        PERCENT OF
                               SECURITIES      TOTAL OPTIONS     EXERCISE
                               UNDERLYING        GRANTED TO      PRICE PER
                                 OPTIONS        EMPLOYEES IN       SHARE                              GRANT DATE
NAME                           GRANTED (#)          1999          ($/SH)       EXPIRATION DATE     PRESENT VALUE (4)
---------------------------- ---------------- ----------------- ------------ --------------------- ------------------
Charles W. Ergen                 120,000(1)          1.26%          $6.00    February 17, 2009        $505,536
Charles W. Ergen                 400,000(2)          4.21%          $6.00    February 17, 2009              --
James DeFranco                   120,000(1)          1.26%          $6.00    February 17, 2009         505,536
James DeFranco                   400,000(2)          4.21%          $6.00    February 17, 2009              --
James DeFranco                   160,000(3)          1.68%          $6.00    February 17, 2009         674,048
Michael T. Dugan                 120,000(1)          1.26%          $6.00    February 17, 2009         505,536
Michael T. Dugan                 400,000(2)          4.21%          $6.00    February 17, 2009              --
David K. Moskowitz               120,000(1)          1.26%          $6.00    February 17, 2009         505,536
David K. Moskowitz               400,000(2)          4.21%          $6.00    February 17, 2009              --
Steven B. Schaver                120,000(1)          1.26%          $6.00    February 17, 2009         505,536
Steven B. Schaver                400,000(2)          4.21%          $6.00    February 17, 2009              --
Steven B. Schaver                160,000(3)          1.68%          $6.00    February 17, 2009         674,048

-------------------

(1) On February 17, 1999, each of the Named Executives was granted an option to purchase 120,000 Class A Shares under the Corporation's 1999 Incentive Plan. The plan, which provided key employees with stock options and cash incentives, the exercise and receipt of which was contingent on the achievement of certain financial and other goals, was adopted by the Corporation during February 1999. All of the goals upon which the options were contingent were met. The options vest at the rate of 20% per year, commencing March 31, 2000 and expire ten years from the date of grant, subject to early termination in certain circumstances.

(2) On February 17, 1999, each of the Named Executives was granted an option to purchase 400,000 Class A Shares under the Corporation's Long Term Incentive Plan. The plan, which provided key employees with stock options, the exercise of which is contingent on the achievement of certain long-term goals, was adopted by the Corporation during February 1999. As of the date of this Proxy Statement the achievement of those goals and consequent exercisability of the options, can not reasonably be predicted. Subject to the contingency, the options vest at the rate of 20% per year, commencing March 31, 2000 and expire ten years from the date of grant, subject to early termination in certain circumstances.

(3) In February 1999, the Corporation granted options to Mr. DeFranco, Mr. Schaver and other executive officers and key employees to purchase Class A Shares. The options vest at the rate of 20% per year, commencing March 31, 2000 and expire ten years from the date of grant, subject to early termination in certain circumstances. See "- Stock Incentive Plan."

(1) Option values reflect the Black-Scholes model output for options. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. Currently, no valuation can be provided for the options granted pursuant to the 1999 Long Term Incentive Plan as the vesting of these options is contingent upon meeting certain longer-term goals. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock-based compensation awards. The assumptions used in the model were expected volatility of 76%, risk free rate of return of 5.38%, dividend yield of 0%, and time to exercise of six years.

         The following table provides information as of December 31, 1999, concerning unexercised options to purchase Class A Shares:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                           NUMBER OF                        NUMBER OF SECURITIES
                             SHARES                        UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                            ACQUIRED                             OPTIONS AT                IN-THE-MONEY OPTIONS AT
                          ON EXERCISE   VALUE REALIZED     DECEMBER 31, 1999 (#)          DECEMBER 31, 1999 ($) (1)
                                                        -----------------------------  ---------------------------------
NAME                          (#)             ($)       EXERCISABLE   UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
Charles W. Ergen             428,544      $4,240,807        271,856       342,024        $12,659,806     $15,458,649
James DeFranco                     -               -        514,128       442,824         24,299,778      19,561,669
Michael T. Dugan             614,328       9,959,051        342,184       655,816         15,954,329      30,112,421
David K. Moskowitz           257,000       5,272,920        483,026       332,862         22,877,156      15,054,690
Steven B. Schaver            415,392       8,619,602         23,703       660,529          1,105,152      29,684,455

-------------------------

(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of Class A Shares underlying the option by the difference between the exercise price of the option and the closing price (as quoted in the Nasdaq National Market) of a Class A Share on December 31, 1999.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to October 1995, EchoStar did not have an Executive Compensation Committee, and its Board of Directors determined all matters concerning executive compensation. During 1999, the Executive Compensation Committee consisted of Messrs. Friedlob and Daines. Mr. Friedlob is a partner in the law firm of Friedlob, Sanderson, Raskin, Paulson & Tourtillot, LLC, which billed EchoStar approximately $435,000 in fees related to legal services and securities offerings in 1999. O. Nolan Daines is the founder of DiviCom. During 1999, EchoStar purchased approximately $17 million of equipment for its Digital Broadcast Operation Center and for certain of its other project integration services for international direct-to-home satellite TV ventures from DiviCom.

DIRECTOR COMPENSATION

         EchoStar's Directors who are not also employees receive $500 for each meeting of the Board of Directors attended and are reimbursed for reasonable travel expenses related to attendance at Board meetings. EchoStar's Directors who are employees are not compensated for their services as Directors. EchoStar's Directors are elected annually by the shareholders of the Corporation. Directors who are not also employees of EchoStar are granted options under the 1995 Non-employee Director Stock Option Plan (the "Director Plan") to acquire Class A Shares upon election to the Board.

         Mr. Friedlob was granted an option to acquire 8,000 Class A Shares on December 22, 1995 pursuant to the Director Plan. These options were 100% vested upon issuance and had an exercise price of $2.53125 per share and a term of five years. These options were repriced to $2.1250 per share during July 1997, as discussed below. In February 1997, Mr. Friedlob was granted an option to acquire 40,000 Class A Shares. These options were 100% vested upon issuance and have an exercise price of $2.1250 and a term of five years. Additionally, in February 1999, Mr. Friedlob was granted an option to acquire 40,000 Class A Shares. These options were 100% vested upon issuance and have an exercise price of $6.00 and a term of five years.

         In March 1998, upon appointment to EchoStar's Board of Directors, Mr. Daines was granted an option to acquire 8,000 Class A Shares. These options were 100% vested upon issuance, have an exercise price of $2.75, and a term of five years. Additionally, in February 1999, Mr. Daines was granted an option to acquire 40,000 Class A Shares. These options were 100% vested upon issuance, have an exercise price of $6.00, and a term of five years.

STOCK INCENTIVE PLANS

         EchoStar adopted Incentive Plans to provide incentives to attract and retain Executive Officers and other key employees. EchoStar's Executive Compensation Committee administers the Incentive Plans. Key employees are eligible to receive awards under the Incentive Plans at the Committee's discretion.

         Awards available under the Incentive Plans include: (i) common stock purchase options; (ii) stock appreciation rights; (iii) restricted stock and restricted stock units; (iv) performance awards; (v) dividend equivalents; and
(vi) other stock-based awards. EchoStar has reserved up to 160 million Class A Shares for granting awards under the Incentive Plans. Under the terms of the Incentive Plans, the Executive Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding awards and to reprice awards.

         Pursuant to the Incentive Plans, EchoStar has granted options to its Executive Officers and other key employees for the purchase of a total of 42,352,400 Class A Shares. Options to purchase 27,843,640 Class A Shares were outstanding as of December 31, 1999. These options generally vest at the rate of 20% per year, commencing one year from the date of grant and 20% thereafter on each anniversary of the date of grant. The exercise prices of these options, which have generally been equal to or greater than the fair market value at the date of grant, have ranged from $1.16625 to $48.75 per Class A Share. Certain of these stock options were repriced as described below.

         Effective July 1, 1997, the Executive Compensation Committee voted to reprice all outstanding options with an exercise price greater than $2.125 per Class A Share to $2.125 per Class A Share. The price to which the options were repriced exceeded the fair market value of a Class A Share as of the date of repricing. The market value of Class A Shares on the date of repricing was $1.90625 per Class A Share. The Executive Compensation Committee and the Board of Directors indicated that they would not typically consider reducing the exercise price of previously granted options. However, the Executive Compensation Committee and the Board of Directors recognized that certain events beyond the reasonable control of the employees of EchoStar had significantly reduced the incentive those options were intended to create. It was the expectation of the Executive Compensation Committee and the Board of Directors that by reducing the exercise price of these options to $2.125, the intended incentive would be restored in part.

         The following table provides information concerning the repricing of Incentive Plan stock options:

                                                                     TEN-YEAR OPTION REPRICING
-----------------------------------------------------------------------------------------------------------------------------
                                                                      MARKET
                                                       NUMBER OF     PRICE OF    EXERCISE
                                                      SECURITIES     STOCK AT    PRICE AT                 LENGTH OF ORIGINAL
                                                      UNDERLYING      TIME OF     TIME OF       NEW          OPTION TERM
                                                       OPTIONS       REPRICING   REPRICING    EXERCISE    REMAINING AT DATE
NAME AND POSITION                          DATE       REPRICED (#)      ($)         ($)       PRICE ($)       OF REPRICING
-----------------------------------------------------------------------------------------------------------------------------
Charles W. Ergen                        July 1, 1997     117,640     $1.90625    $2.3375      $2.125     3 years, 354 days
Chairman and Chief Executive            July 1, 1997     136,240      1.90625     3.6700       2.125     5 years, 31 days
   Officer

Michael T. Dugan                        July 1, 1997      79,016      1.90625     2.5313       2.125     4 years, 174 days
President, EchoStar Technologies        July 1, 1997     149,880      1.90625     3.3359       2.125     5 years, 31 days
   Corporation

Steven B. Schaver                       July 1, 1997     118,512      1.90625     2.5313       2.125     4 years, 174 days
Chief Operating Officer and Chief
   Financial Officer

David K. Moskowitz                      July 1, 1997     118,512      1.90625     2.5313       2.125     4 years, 174 days
Senior Vice President, General          July 1, 1997      59,960      1.90625     3.3359       2.125     5 years, 31 days
   Counsel and Director

Mark W. Jackson                         July 1, 1997      79,016      1.90625     2.5313       2.125     4 years, 174 days
Senior Vice President - Satellite       July 1, 1997      89,920      1.90625     3.3359       2.125     5 years, 31 days
   Services

Michael S. Schwimmer                    July 1, 1997      59,960      1.90625     3.3359       2.125     5 years, 31 days
Vice President - Programming

LAUNCH BONUS PLAN

         During 1999, in connection with the launch of EchoStar's fifth satellite, EchoStar granted a performance award of ten Class A Shares to all eligible employees. Eligible employees included full-time employees of EchoStar or one of its subsidiaries, with a hire date on or before June 1, 1999, and part-time employees of EchoStar or one of its subsidiaries with a hire date on or before June 1, 1999 who had worked at least 500 hours prior to June 1, 1999. All eligible employees must have also been continuously employed with EchoStar or one of its subsidiaries from June 1, 1999 through December 31, 1999. Approximately 63,000 Class A Shares were distributed pursuant to the EchoStar V launch bonus plan. EchoStar may elect to grant a similar performance award in connection with the launch of future satellites, including the EchoStar VI launch currently scheduled for this spring.

401(k) PLAN

         In 1983, EchoStar adopted a defined-contribution tax-qualified 401(k) Plan. EchoStar's employees become eligible for participation in the 401(k) Plan upon completing six months of service with EchoStar and reaching age 19. 401(k) Plan participants may contribute between 1% and 15% of their compensation in each contribution period, subject to the maximum deductible limit provided by the Internal Revenue Code. EchoStar may make a 50% matching contribution up to a maximum of $1,000 per participant per calendar year. EchoStar may also make an annual discretionary profit sharing or employer stock contribution to the 401(k) Plan with the approval of the Board of Directors.

         401(k) Plan participants are immediately vested in their voluntary contributions, plus actual earnings thereon. The balance of the vesting in 401(k) Plan participants' accounts is based on years of service. A participant becomes 20% vested after one year of service, 40% vested after two years of service, 60% vested after three years of service, 80% vested after four years of service, and 100% vested after five years of service.

         In March 2000, EchoStar contributed approximately 120,000 Class A Shares, or approximately 8.33% of average employee salary (the percentage for the highest salary employees was lower), to the 401(k) Plan as a discretionary employer stock contribution. These shares, which were allocated to individual participant 401(k) Plan accounts in proportion to their 1999 eligible compensation, are subject to the five-year vesting schedule previously described. EchoStar allocated approximately 273 Class A Shares to each of the Named Executive Officers and 2,629 Class A Shares to all Officers and Directors as a group, pursuant to the 1999 discretionary employer stock contribution.

PERFORMANCE GRAPH

         The graph below sets forth the cumulative total shareholder return to EchoStar's shareholders during the period from June 21, 1995 to December 31, 1999. The graph appearing below assumes the investment on June 21, 1995 (the date of the Corporation's initial public offering) of $100 in Class A Shares of the Corporation, the Nasdaq Stock Market Index, and an industry peer group. The industry peer group consists of, Adelphia Communications Corporation, Cablevision Systems Corporation, Century Communications Corporation, Comcast Corporation, Cox Communications Inc., Hughes Electronics Corporation, Jones Intercable, Inc., Media One Group Inc., Pegasus Communications Corporation, Tele-Communications, Inc., TCI Satellite Entertainment Inc., and United States Satellite Broadcasting Company, Inc. ("Industry Peer Group"). Although the companies included in the industry peer group were selected because of similar industry characteristics, they are not entirely representative of the Corporation's business.

                      [TOTAL RETURN TO STOCKHOLDERS GRAPH]




                             STOCK PRICE PERFORMANCE

=================================================================================================================
           TOTAL RETURN ANALYSIS              6/21/95      12/29/95    12/31/96  12/31/97   12/31/98   12/31/99
-----------------------------------------------------------------------------------------------------------------
EchoStar Communications Corporation             $100         $143       $129       $ 98       $284      $2,287
-----------------------------------------------------------------------------------------------------------------
Industry Peer Group                             $100         $ 98       $ 90       $174       $320      $  573
-----------------------------------------------------------------------------------------------------------------
Nasdaq Composite (US)                           $100         $113       $139       $169       $237      $  441
=================================================================================================================

         The above graph is not to be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

         The purpose of EchoStar's compensation policy is to offer compensation packages to attract, retain and motivate Executive Officers over the long term. Since 1996, executive compensation has been reviewed by the Executive Compensation Committee (the "Committee"). The primary components of EchoStar's executive compensation program are base salary and bonuses, conditional incentive-based bonuses and long-term incentive compensation in the form of stock options and other awards offered under EchoStar's Incentive Plans.

BASE SALARIES AND BONUSES

         Annual base salaries paid to EchoStar's Executive Officers have historically been at levels significantly below those paid to Executive Officers with comparable experience and responsibilities in the telecommunications industry or other similarly sized companies. Because of the levels of compensation, EchoStar may experience difficulty in attracting Executives at the highest performance levels. The Committee reviews all adjustments to annual base salaries paid to EchoStar's Executive Officers. Compensation adjustments are determined based on recommendations from the Chief Executive Officer and President. Factors considered by Mr. Ergen in making his recommendation to the Committee are typically based on his perception of the individual's performance, success in achieving company and personal goals, and planned changes in responsibilities. An individual's extraordinary efforts resulting in tangible increases in corporate, division or department success are also considered by Mr. Ergen in recommending increases in base salary and annual bonuses.

INCENTIVE COMPENSATION

         Stock option grants under EchoStar's Incentive Plans are designed to provide an additional incentive to attract and retain Executive Officers. In addition, stock options provide an incentive to Executive Officers to increase shareholder value on a long-term and sustained basis. Management believes that Executive Officers who are in a position to contribute to the long-term success of EchoStar and to build incremental shareholder value, should have a stake in EchoStar's future success. This focuses attention on managing EchoStar as an owner with an equity position in EchoStar's business and seeks to align the Executive Officer's interests with the long-term interests of shareholders. Stock options represent an important part of EchoStar's compensation program for Executive Officers, and, similar to other growing technology companies, represents a significant component of overall compensation.

General Incentives

         Awards under the 1995 Incentive Plan follow a review of the individual employee's performance, years of service, position with EchoStar, and long-term potential contribution to EchoStar. The number of options to be granted to an employee are determined based upon the key employee's level of responsibility, position in EchoStar and potential to contribute to the long-term success of EchoStar and on the number of options previously granted to the employee. Neither Management nor the Board of Directors assigns specific weights to these factors, although the employee's position and a subjective evaluation of his performance are considered most important.

         Stock options were awarded under the 1995 Incentive Plan to Executive Officers and certain key employees on February 17, March 31, June 30, September 30, and December 31, 1999. To encourage Executive Officers to remain employed by EchoStar or its subsidiaries, options granted under the 1995 Incentive Plan generally vest at the rate of 20% per year and generally are granted at exercise prices not less than fair market value.

Conditional Incentives

         On February 17, 1999, each of the Named Executives was granted an option to purchase 120,000 Class A Shares under the Corporation's 1999 Incentive Plan. The plan, which provided key employees with stock options and cash incentives, the exercise and receipt of which was contingent on the achievement of certain financial and other goals, was adopted by the Corporation during February 1999. All of the goals upon which the options were contingent were met. The options vest at the rate of 20% per year, commencing March 31, 2000 and expire ten years from the date of grant, subject to early termination in certain circumstances.

         In addition, on February 17, 1999, each of the Named Executives was granted an option to purchase 400,000 Class A Shares under the Corporation's Long Term Incentive Plan. The plan, which provided key employees with stock options, the exercise of which is contingent on the achievement of certain long-term goals, was adopted by the Corporation during February 1999. As of the date of this Proxy Statement the achievement of those goals and consequent exercisability of the options, can not reasonably be predicted. Subject to the contingency, the options vest at the rate of 20% per year, commencing March 31, 2000 and expire ten years from the date of grant, subject to early termination in certain circumstances.

COMPENSATION OF CHIEF EXECUTIVE OFFICER.

         The Committee believes that the compensation paid to Charles W. Ergen, EchoStar's Chief Executive Officer, has generally been at a level that is substantially below amounts paid to Chief Executive Officers at other companies of similar size and in comparable industries.

         Mr. Ergen's base salary for each of fiscal 1999 and fiscal 1998 was $250,000. Since 1996, changes in Mr. Ergen's base salary are reviewed annually by the Committee based on recommendations from the Board of Directors. During 1999, Mr. Ergen was granted options to purchase 520,000 Class A Shares in connection with the 1999 Incentive Plan and Long Term Incentive Plan.

         The report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that EchoStar specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                         Respectfully submitted,

                                         The EchoStar Executive
                                          Compensation Committee

                                         Raymond L. Friedlob
                                         O. Nolan Daines

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 8, 1999, EchoStar repurchased all of its outstanding Series A Cumulative Preferred Stock from Messrs. Ergen and DeFranco for approximately $90.9 million, including cumulative accrued dividends of $5.9 million. The $52.611 purchase price per share was equal to or less than the closing price of the Corporation's Class A Shares on the date of purchase.

         During 1999, the law firm of Friedlob, Sanderson, Raskin, Paulson & Tourtillott, LLC billed EchoStar approximately $435,000 in fees related to certain of the Corporation's 1999 securities offerings and other corporate legal advice. Mr. Friedlob, a member of EchoStar's Board of Directors, is a partner in that law firm.

         During 1999, EchoStar purchased approximately $17 million of equipment for its Digital Broadcast Operations Center and for certain of its other project integration services for international DTH ventures from DiviCom, Inc. O. Nolan Daines, a member of EchoStar's Board of Directors is the founder of DiviCom.

   PROPOSAL NO. 2 - TO AMEND OF THE ARTICLES TO CHANGE THE CORPORATION'S NAME

         The Board of Directors proposes to amend the Corporation's Amended and Restated Articles of Incorporation to change the name of the Corporation from EchoStar Communications Corporation to DISH Network, Inc. The Board of Directors believes that the name change, and improved name association with the Corporation's core DISH Network programming service, will provide for more consistent marketing and corporate identification, and will avoid confusion that currently exists. The form of the proposed amendment is set forth as Exhibit __ to this Proxy Statement. The Board of Directors does not view the proposed amendment as having a substantial effect on the interest of shareholders.

         If a quorum is present, the affirmative vote of a majority of the total voting power of EchoStar present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the Article amendment.

         Charles W. Ergen, the Chairman, Chief Executive Officer and President of EchoStar, possesses more than 91.1% of the total voting power of EchoStar. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 2. Accordingly, approval of Proposal No. 2 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.

         Once the proposal is approved, the Corporation will file an amendment to its Articles of Incorporation with the State of Nevada changing the name of the Corporation.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL NO. 2 (ITEM NO. 2 ON THE ENCLOSED PROXY CARD).

            PROPOSAL NO. 3 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Since 1988, the firm of Arthur Andersen LLP, independent accountants, has examined and reported on EchoStar's financial statements. The Board of Directors has appointed, subject to the approval of its shareholders, Arthur Andersen LLP as EchoStar's independent accountants for the fiscal year ending December 31, 2000. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions from shareholders.

         If a quorum is present, the affirmative vote of a majority of the total voting power of EchoStar present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the appointment of Arthur Andersen LLP as independents accountants.

         Charles W. Ergen, the Chairman, Chief Executive Officer and President of EchoStar, possesses more than 91.1% of the total voting power of EchoStar. Mr. Ergen has indicated his intention to vote in favor of Proposal No. 3. Accordingly, approval of Proposal No. 3 is assured notwithstanding a negative vote by shareholders other than Mr. Ergen.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THIS APPOINTMENT (ITEM NO. 3 ON THE ENCLOSED PROXY CARD).

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         EchoStar's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the SEC is incorporated herein by reference. Shareholders should carefully review the Annual Report on Form 10-K prior to deciding how to vote their shares in connection with the matters set forth in this Proxy Statement.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be modified or superseded, for purposes of this Proxy Statement, to the extent that a statement contained herein or in any subsequently filed document that is deemed to be incorporated herein modifies or supersedes any such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                       WHERE TO GET ADDITIONAL INFORMATION

         EchoStar files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information EchoStar files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The SEC filings of EchoStar are also available to the public from commercial document retrieval services and on the Internet through the website maintained by the SEC at http://www.sec.gov. EchoStar Class A Shares are traded on the NASDAQ National Market System and reports and other information concerning EchoStar can also be inspected at the NASDAQ National Market, 1735 K Street, NW, Washington, D.C. 20546.

                             COST OF PROXY STATEMENT

         The cost of the solicitation of proxies will be borne by EchoStar. In addition to the use of the mail, proxies may be solicited personally, by telephone or by a few regular employees of EchoStar without additional compensation. EchoStar does not expect to pay any compensation for the solicitation of proxies but will reimburse brokerage firms, custodians, nominees, fiduciaries and other persons holding stock in their names, or in the names of nominees, at approved rates, for their expenses in forwarding proxy materials to beneficial owners of securities held of record by such persons and obtaining their proxies.

           SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Shareholders who intend to have a proposal considered for inclusion in EchoStar's proxy materials for presentation at the 2001 Annual Meeting of Shareholders must submit the proposal to EchoStar no later than December 23, 2000. EchoStar reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                 OTHER BUSINESS

         Management knows of no other business that will be presented to the Annual Meeting of Shareholders other than that which is set forth in this Proxy Statement.



                                              By Order of the Board of Directors



                                              DAVID K. MOSKOWITZ
                                              Senior Vice President, General
                                              Counsel, Corporate Secretary
                                                   and Director

PROXY                                                                      PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints David K. Moskowitz and Steven B. Schaver, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all Class A Shares of EchoStar Communications Corporation held of record by the undersigned on March 27, 2000, at the Annual Meeting of Shareholders to be held on April 28, 2000, or any adjournment thereof.


         1.       ELECTION OF FIVE DIRECTORS.

                  [ ]   FOR all nominees listed below (except as marked to the contrary)

                  [ ]   WITHHOLD AUTHORITY to vote for all the nominees listed below

                       Charles W. Ergen      James DeFranco    David K. Moskowitz    Raymond L. Friedlob   O. Nolan Daines

                  (INSTRUCTION: To withhold authority to vote for an individual nominee, cross out that nominee's name above.)

         2.       PROPOSAL TO AMEND ECHOSTAR'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE
                  CORPORATION TO "DISH NETWORK, INC."

                          [ ]  FOR                      [ ]  AGAINST                   [ ]  ABSTAIN

         3.       PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE
                  CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                          [ ]  FOR                      [ ]  AGAINST                   [ ]  ABSTAIN

         3.       TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

                          [ ]  FOR                      [ ]  AGAINST                   [ ]  ABSTAIN

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE FIVE (5) DIRECTORS SET FORTH ABOVE, FOR THE NAME CHANGE AND FOR THE RATIFICATION OF ARTHUR ANDERSEN AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO PROPOSALS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

                             Dated:                                        ,2000
                                    --------------------------------------


                             ---------------------------------------------------
                                                Signature


                             ---------------------------------------------------
                                         Signature if held jointly

                             Signatures should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

         PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE TENDER OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.